UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2019

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d)  On October 22, 2019, as approved by resolutions of Centene’s board of directors, General Lori J. Robinson was elected to serve on our board of directors as a Class I director. General Robinson was appointed to the Nominating and Governance Committee and the Government and Regulatory Affairs Committee. She will stand for re-election at our April 2020 Annual Meeting of Stockholders. General Robinson will participate in the Company's standard director compensation program as described in the Company's 2019 Proxy Statement filed with the U.S. Securities and Exchange Commission on form DEF 14A on March 8, 2019.

General Robinson retired from the Air Force in July 2018, following a 36 year military career.  Most recently, she held the roles of Commander of North American Aerospace Defense Command (NORAD) and US Northern Command (NORTHCOM), reporting directly to the President of the United States and the Prime Minister of Canada.  She currently serves on the Board of Directors of Korn Ferry and NACCO.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On October 22, 2019, the Centene board of directors adopted an amendment to the Company's By-Laws (as amended and restated, the “By-Laws”) to increase the maximum number of members of the Board from eleven (11) to twelve (12).
The foregoing description of the amendment is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
3.1	By-Laws of the Company, as amended and restated effective as of October 22, 2019.
104	Cover page information from Centene Corporation’s Current Report on Form 8-K filed on October 22, 2019, formatted in iXBRL (Inline Extensible Business Reporting Language).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	October 22, 2019	By:	/s/ Jeffrey A. Schwaneke
Jeffrey A. Schwaneke Executive Vice President & Chief Financial Officer